EXHIBIT 10.2

                   FORM OF LOCK-UP AND VOTING TRUST AGREEMENT





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                       LOCK-UP AND VOTING TRUST AGREEMENT

         This Lock-up and Voting Trust Agreement (this "AGREEMENT") is made and entered into as of this ___ day of __________, 2007, by and between by and among WORLDWIDE STRATEGIES INCORPORATED, a Nevada corporation ("WWSI"), CENTRIC RX, INC., a Nevada corporation ("CENTRIC"), and the group consisting of Jim Crelia, Jeff Crelia, J. Jireh, Inc., a Nevada Corporation, Canada Pharmacy Express, Ltd., a Canadian corporation, Peter Longbons, and Jack West (the "SHAREHOLDERS").

         WHEREAS, it is a condition to that certain Share Exchange Agreement by and among WWSI, CENTRIC, and the CENTRIC Shareholders, executed on _____________, 2007 (the "SHARE EXCHANGE"), that the parties hereto enter into this Agreement.

         NOW, THEREFORE, in consideration of the foregoing and in consideration of the mutual promises set forth herein, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. LOCK-UP. The undersigned will not offer to sell, contract to sell, or otherwise sell, dispose of, loan, pledge or grant any rights with respect to (collectively, a "DISPOSITION") any WWSI Common Stock, any options or warrants to purchase any WWSI Common Stock or any securities convertible into or exchangeable for WWSI Common Stock (collectively, "SECURITIES") now owned or hereafter acquired directly by the Shareholders or with respect to which the Shareholders have or hereafter acquire the power of disposition, otherwise than:

         (A) as a bona fide gift or gifts, provided the donee or donees thereof agree in writing to be bound by this restriction,

         (B)      as  a  distribution   to  partners  or   shareholders  of  the
                  Shareholders, provided that the distributees thereof agree in writing to be bound by the terms of this restriction,

         (C) with respect to sales or purchases of WWSI Common Stock acquired on the open market, or

         (D) with the prior unanimous written consent of WWSI's Board of Directors.

         The foregoing restrictions will terminate one year after the Closing of the Acquisition (the "LOCK-UP PERIOD").

         The foregoing restriction has been expressly agreed to preclude the holder of the Securities from engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a disposition of Securities during the Lock-Up Period, even if such Securities would be disposed of by someone other than such holder. Such prohibited hedging or other transactions would include, without limitation, any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any Securities or with respect to any security (other than a broad



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based  market  basket  or  index)  that  included,  relates  to or  derives  any significant part of its value from Securities.

         The undersigned also agrees and consents to the entry of stop transfer instructions with the WWSI's transfer agent and registrar against the transfer of the WWSI Common Stock or Securities held by the undersigned except in compliance with the foregoing restrictions.

         2. GRANT OF IRREVOCABLE PROXY. The Shareholders hereby grant to James P.R. Samuels, as agent of WWSI, with full power of substitution, an irrevocable proxy to vote all of the shares of WWSI Common Stock held by the Shareholders which the Shareholders would be entitled to vote at any meeting of WWSI's shareholders or by means of a written consent to action, during the Lock-Up Period.

         3.       GENERAL PROVISIONS.

         (A) NOTICES. All notices, requests, demands and other communications required or permitted to be given hereunder shall be in writing and shall be given personally, sent by facsimile transmission or sent by prepaid air courier or certified or express mail, postage prepaid to the last known address of the recipient or to such other address or addresses as a party may have advised the other. Any such notice shall be deemed to have been given (a) when received, if delivered in person, sent by facsimile transmission and confirmed in writing within three (3) business days thereafter or sent by prepaid air courier or (b) three (3) business days following the mailing thereof, if mailed by certified first class mail, postage prepaid, return receipt requested.

         (B)      MEDIATION.   The  parties   hereto  encourage  the  prompt and
                  equitable   settlement  of  all  controversies  or  claims  (a
                  "DISPUTE") between or among the parties and their affiliates including but not limited to those arising out of or relating to this Agreement. At any time, either party can give the other written notice that it desires to settle a Dispute. Within 10 days of delivery of such notice, the parties agree to cause their officers having authority to resolve such differences to meet for two out of four continuous days (the "NEGOTIATION Period"), the parties agree to submit their
                  Dispute to a mediator to work with them to resolve their differences. Such mediator shall be selected by mutual agreement of the parties. The parties shall participate in the mediation proceeding in good faith with the intention to settle. The mediation shall be conducted pursuant to the rules generally used by the mediator in the mediator's practice, which rules may be modified or amended with the written consent of the parties. No later than three business days prior to the mediation, each party shall deliver to the mediator all information reasonably required for the mediator to understand the Dispute and the issues presented. The mediation shall be determined upon the first to occur of the following: (i) the execution of a settlement agreement resolving the Dispute by the parties; (ii) a written declaration of the mediator to the effect that further efforts at mediation are no longer worthwhile; or (iii) after the completion of two full days of mediation, a written statement of the mediator to the effect that the


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                  mediation  proceedings are terminated.  No party shall sue any other party hereto in connection with any Dispute, except for enforcement of the negotiation and mediation process set forth herein, and the arbitration provisions set forth in Section 3(B) hereof shall not be applicable, in each case, prior to termination of the Negotiation Period and of the mediation as provided above.

         (C) ARBITRATION. Any dispute, controversy, or claim arising out of, relating to, or in connection with, this Agreement shall be finally settled by binding arbitration. The arbitration shall be conducted and the arbitrator chosen in accordance with the rule of the American Arbitration Association in effect at the time of the arbitration, except as they may be modified herein or by mutual agreement of WWSI and the Shareholders. In connection with any such arbitration, each party shall be afforded the opportunity to conduct discovery in accordance with the Federal Rules of Civil Procedure.

                  (1) The seat of the arbitration shall be in Denver, Colorado. WWSI and the Shareholders hereby irrevocably submit to the jurisdiction of the arbitrator in Denver, Colorado, and waive any defense in an arbitration based upon any claim that such party is not subject personally to the jurisdiction of such arbitrator, that such arbitration is brought in an inconvenient format, or that such venue is improper.

                  (2) The arbitral award shall be in writing and shall be final and binding on each of the parties to this Agreement. The award may include an award of costs, including reasonable attorneys' fees and disbursements. Judgment upon the award may be entered by any court having jurisdiction thereof or having jurisdiction over the parties or their assets. The Shareholders and WWSI acknowledge and agree that by agreeing to these arbitration provisions each of the parties hereto is waiving any right that such party may have to a jury trial with respect to the resolution of any dispute under this Agreement or the agreements or transactions contemplated hereby

         (D) PRIOR AGREEMENTS. This Agreement contains the entire agreement between the parties and supersedes all prior agreements entered into by the parties relative to the subject matter of this Agreement.

         (E) APPLICABLE LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada. Jurisdiction over and venue of any suit arising out of or related to this Agreement shall be exclusively in any state or federal court of the State of Nevada.

         (F) COUNTERPARTS. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof each signed by less than all, but together signed by all of the parties hereto.



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         (G)      NEW  SHAREHOLDERS.  Nothing in this  Agreement  shall restrict
                  WWSI from issuing or selling Securities to third persons on such terms and conditions as the WWSI's Board of Directors deems appropriate.

         (H) SEVERABILITY. If for any reason any portion of this Agreement shall be held to be invalid or unenforceable, the holding of invalidity or unenforceability of that portion shall not affect any other portion of this Agreement and the remaining portions of this Agreement shall remain in full force and effect.

         (I) COUNSEL. The parties hereto acknowledge that he or she or it is aware of his or her right to have independent counsel review this Agreement concerning his, her or its rights and obligations under this Agreement prior to their execution of the Agreement. The parties represent: (i) that he, she or it has consulted independent counsel, or by executing this Agreement, waives their right to consult with an attorney concerning this Agreement; and (ii) that the parties understand the terms of this Agreement and will be bound by the terms hereunder.
         (J) DEFINED TERMS. Unless stated otherwise, capitalized terms herein shall have the same meaning set forth in the Share Exchange and the exhibits thereto.

                           [Signature Page to Follow]






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         IN WITNESS WHEREOF,  the parties have executed this Agreement as of the date first above written.

WORLDWIDE STRATEGIES INCORPORATED              CENTRIC RX, INC.


By:                                            By:
   -----------------------------------            ------------------------------
      James P.R. Samuels, President               Jim Crelia, President, CEO
                                                  and Chairman

                                               JIM CRELIA


                                               By:
                                                  ------------------------------

                                               JEFF CRELIA


                                               By:
                                                  ------------------------------

                                               J. JIREH, INC.


                                               By:
                                                  ------------------------------
                                                   Authorized Representative

                                               CANADA PHARMACY EXPRESS


                                               By:
                                                  ------------------------------
                                                   Authorized Representative

                                               PETER LONGBONS


                                               By:
                                                  ------------------------------

                                               JACK WEST


                                               By:
                                                  ------------------------------